SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 17, 2000

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-9466                       13-3216325
            (Commission File Number)    (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                          executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000




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Item 5.  Other Events



     On April 17, 2000, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release, a copy of which is attached as an exhibit.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibit

The following Exhibit is filed as part of this Report.

         99.1     Press Release





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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEHMAN BROTHERS HOLDINGS INC.



                                         By:  /s/ Oliver Budde
                                         ---------------------
                                               Oliver Budde
                                               Vice President





Date:  April 17, 2000

                            EXHIBIT INDEX



Exhibit No.                         Exhibit

Exhibit 99.1                        Press Release